                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

   Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

         Date of Report (Date of earliest event reported) April 23, 2003


                          ANCHOR BANCORP WISCONSIN INC.
                          -----------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

          Wisconsin                                     0-20006                               39-1726871
        --------------                        ---------------------------                     ----------
(State or other jurisdiction of                 (Commission File Number)          (IRS Employer Identification No.)
incorporation)

        25 West Main Street
        Madison, Wisconsin                                 53703
      -----------------------                           -----------
(Address of principal executive offices)                (Zip Code)


                                 (608) 252-8900
                           ---------------------------
               Registrant's telephone number, including area code

                                 Not Applicable
                           ---------------------------
          (Former name or former address, if changed since last report)

                         ANCHOR BANCORP WISCONSIN INC.

                                TABLE OF CONTENTS


                                                                                                          PAGE #
                                                                                                          ------

Signatures................................................................................................    4


Exhibit Index.............................................................................................    5


EX-99.1 Press Release.....................................................................................    6

                          ANCHOR BANCORP WISCONSIN INC.


ITEM 7.       FINANCIAL STATEMENTS AND EXHIBITS

              (c)     Exhibits:

                      99.1 Press release announcing the Corporation's results for the three months ending March 31, 2003 and its financial condition as of March 31, 2003.

ITEM 9.       REGULATION FD DISCLOSURE

              Anchor BanCorp Wisconsin Inc. (the "Corporation") reported its unaudited results of operations for the three months ended March 31, 2003 and its unaudited financial condition as of March 31, 2003 in a press release dated April 23, 2003, attached hereto as
              Exhibit 99.1 (the "Earnings Release").

ITEM 12.      RESULTS OF OPERATION AND FINANCIAL CONDITION

              The information under this caption is furnished by the Corporation under Item 9 in place of Item 12 of Form 8-K in accordance with interim guidance provided by the Securities and Exchange Commission in Release No. 33-8216 issued March 27, 2003. The Earnings Release reports the financial results of the Corporation for the quarter ended March 31, 2003.

                          ANCHOR BANCORP WISCONSIN INC.



                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                      Anchor BanCorp Wisconsin Inc.


                                      By:    /s/ Michael W. Helser
                                             ----------------------------------
                                             Michael W. Helser
April 29, 2003                               Chief Financial Officer

                          ANCHOR BANCORP WISCONSIN INC.



                                  EXHIBIT INDEX


        EXHIBIT
        NUMBER                         DESCRIPTION OF EXHIBIT
        -------                        ----------------------

         99.1 Press release announcing the Corporation's results for the three months ended March 31, 2003 and its financial condition as of March 31, 2003.